Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1572

                     Preferred Opportunity Portfolio 2015-3

                          Supplement to the Prospectus

   On October 9, 2015, Integrys Holding, Inc. (formerly Integrys Energy Group, Inc.) completed the voluntary delisting of its 6.00% notes due 08/01/2073 (the "Notes") from the New York Stock Exchange. Holders of the Notes, such as the Portfolio, will continue to receive their interest payments through the Note issuer's trustee.

   As a result of this corporate action, the Notes have ceased to trade on the New York Stock Exchange. In creating additional Portfolio units for the remainder of the initial offering period, the remaining securities in the Portfolio will be purchased on a pro rata basis.

Supplement Dated:         October 15, 2015